STATE FARM VARIABLE PRODUCT TRUST

Supplement dated October 9, 2018 to the Prospectus dated May 1, 2018 and as supplemented as of May 23, 2018 and October 2, 2018 of State Farm Variable Product Trust (the “Prospectus”).

On September 14, 2018, shareholders of the Stock and Bond Balanced Fund (the “Fund”), a series of State Farm Variable Product Trust, approved (i) the elimination of the Fund’s fundamental investment restriction on investments, which provides that the Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Investment Company Act of 1940), U.S. Government securities, or short-term paper (the “Investment Restriction”) and (ii) a reorganization of the Fund into the BlackRock iShares® Dynamic Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “Acquiring Fund”). The reorganization is expected to occur on October 26, 2018.

BlackRock Advisors, LLC serves as the investment adviser to the Acquiring Fund. To prepare for the reorganization of the Fund, BlackRock Advisors, LLC has requested that the Fund sell all of its existing holdings of the Large Cap Equity Index Fund and the Bond Fund and invest the sales proceeds using investment strategies substantially similar to those used by the Acquiring Fund. During the period October 1, 2018, through October 26, 2018, the Fund may deviate from its principal investment strategies and may follow the investment strategies of the Acquiring Fund, as set out in the current prospectus of the Acquiring Fund. The Acquiring Fund invests in a portfolio of underlying exchange-traded funds (“ETFs”) that seek to track equity, fixed income and alternative securities market indices. Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in iShares® ETFs.

iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® funds make any representations regarding the advisability of investing in the iShares® ETFs.

The section of the Prospectus that describes the principal risks of investing in the Fund found on pages 25-26 of the Prospectus are hereby amended to add the following risk factors in connection with the Fund’s intention to invest in a portfolio of underlying ETFs that seek to track equity, fixed income and alternative securities market indices.

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Investments in ETFs Risk — The Fund’s net asset value will change with changes in the value of the ETFs and other securities in which it invests. As with other investments, investments in other investment companies, including ETFs, are subject to market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, including ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

One ETF may buy the same securities that another ETF sells. In addition, the Fund may buy the same securities that an ETF sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Certain of the ETFs may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

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Cash Transaction Risk — Certain ETFs intend to effect creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.

∎	Management Risk — As an ETF may not fully replicate its underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.

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Passive Investment Risk — ETFs purchased by the Fund are not actively managed and may be affected by a general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions under any market conditions, including declining markets.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

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Tracking Error Risk — Imperfect correlation between a passively managed ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because such an ETF incurs fees and expenses while its underlying index does not.